UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:  Managed Account Series

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Dynamic Equity Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2019

Date of reporting period: 10/31/2019

Item 1 – Report to Stockholders

OCTOBER 31, 2019

2019 Annual Report

Managed Account Series

•	BlackRock GA Disciplined Volatility Equity Fund
•	BlackRock GA Dynamic Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 537-4942 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended October 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — posted modest negative returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment-grade and high-yield corporate bonds posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide variety of risks were brought to bear on markets, including rising interest rates, slowing global growth, and heightened trade tensions. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. Despite an economic slowdown in Europe and ongoing uncertainty about Brexit, European equities posted a modest positive return.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefiting from the lowest unemployment rate in 50 years and rising wages. However, trade disputes and the resulting disruptions in global supply chains, as well as geopolitical tensions, particularly in the Middle East, continued to have a negative impact on global growth.

Overall, we favor reducing investment risk due to rising economic uncertainty. We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance by emphasizing factors that seek lower-volatility and higher-quality stocks. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.16%	14.33%
U.S. small cap equities (Russell 2000® Index)	(1.09)	4.90
International equities (MSCI Europe, Australasia, Far East Index)	3.35	11.04
Emerging market equities (MSCI Emerging Markets Index)	(1.67)	11.86
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.21	2.40
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	8.17	15.85
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.71	11.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	9.07
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.69	8.38
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2019	BlackRock GA Disciplined Volatility Equity Fund

Investment Objective

BlackRock GA Disciplined Volatility Equity Fund’s (the “Fund”) investment objective is to seek to provide risk-adjusted total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended October 31, 2019, the Fund underperformed its benchmark, the MSCI ACWI Minimum Volatility (USD) Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

The Fund’s overweight allocation to South Korea and Germany detracted from performance during the period from a geographical standpoint. Among industry sectors, the Fund’s stock selection within materials and its underweight allocation to the sector detracted from relative returns. In addition, stock selection within consumer discretionary, utilities, and communication services weighed on performance. An overweight position in healthcare stocks had a negative impact on returns, as did the Fund’s holdings of cash and cash equivalents.

On the positive side, an overweight allocation to Canada and an underweight position in Malaysia contributed to the Fund’s performance. From a sector perspective, stock selection within information technology (“IT”), industrials, and energy also had a positive impact on returns.

The Fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps (including total return swaps, some of which may be referred to as contracts for difference), credit default swaps, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the use of derivatives contributed to the Fund’s performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation remained essentially unchanged at 96% of net assets. Within equities, the Fund decreased its exposure to the United States and increased exposure to Asia ex-Japan, developed Europe, and Canada. In terms of sectors, the Fund boosted its allocations to financials, real estate, consumer staples, and materials, and cut allocations to healthcare, IT, utilities, and energy.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period overweight in developed Asia and Canada and was underweight in emerging markets and Japan. The Fund finished the period overweight in the consumer discretionary, industrials, and real estate sectors, and was underweight in financials, utilities, and communication services. In terms of currencies, the Fund was overweight to the U.S. dollar and was underweight to the Japanese yen and select currencies in emerging Asia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	BlackRock GA Disciplined Volatility Equity Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(c)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(d)

This unmanaged index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 26 emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

Performance Summary for the Period Ended October 31, 2019

	6-Month Total Returns	Average Annual Total Returns (a)
		1 Year	Since Inception (b)
Institutional	6.58%	15.01%	6.41%
Class K	6.59	15.12	6.49
MSCI ACWI Minimum Volatility (USD) Index	7.12	16.39	9.52

(a)	See “About Fund Performance” on page 10 for a detailed description of performance related information and, how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 1, 2017.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,065.80	$2.86	$1,000.00	$1,022.43	$2.80	0.55%
Class K	1,000.00	1,065.90	2.60	1,000.00	1,022.68	2.55	0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of October 31, 2019 (continued)	BlackRock GA Disciplined Volatility Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Percent of Net Assets
Nestle SA, Registered Shares	2%
Procter & Gamble Co.	2
Swiss Re AG	2
Merck & Co., Inc.	2
Waste Management, Inc.	2
Verizon Communications, Inc.	1
Starbucks Corp.	1
Motorola Solutions, Inc.	1
Allstate Corp.	1
Lockheed Martin Corp.	1

GEOGRAPHIC ALLOCATION

Percent of Net Assets
United States	53%
Japan	11
Canada	6
Switzerland	5
Taiwan	4
Hong Kong	3
China	3
South Korea	2
Germany	2
Singapore	2
Denmark	2
United Kingdom	1
France	1
Australia	1
Sweden	1
Other(a)	2
Assets in Excess of Other Liabilities	1

(a)	Other includes a 1% or less investment in Belgium, Brazil, Finland, Italy, and Netherlands.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019	BlackRock GA Dynamic Equity Fund

Investment Objective

BlackRock GA Dynamic Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended October 31, 2019, the Fund underperformed its benchmark, the MSCI World Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

The Fund’s overweight allocations to Japan and to the United Arab Emirates detracted from performance from a geographical perspective. With respect to sectors, an underweight position in information technology (“IT”) and stock selection within the sector weighed on returns, as did stock selection within healthcare and industrials. An overweight allocation to energy, partially offset by positive security selection within the sector, detracted from performance. Stock selection within financials also had a negative impact on returns, although it was partially offset by an underweight allocation to the sector.

The Fund’s cash exposure also detracted from relative performance during the period.

On the positive side, the Fund’s overweight allocations to Brazil and China contributed to performance. Stock selection within communication services and materials also added to returns from a sector perspective. Currency management further contributed to performance, most notably from the Fund’s underweight allocation to the Japanese yen.

The Fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps (including total return swaps, some of which may be referred to as contracts for difference), credit default swaps, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

Over the 12-month period, the Fund’s overall equity allocation remained essentially unchanged at 96% of net assets. Within equities, the Fund increased its exposure to the United States and reduced its exposure to Japan, emerging markets, and Canada. On a sector basis, the Fund boosted allocations to IT, industrials, consumer discretionary, and financials, while cutting allocations to energy, communication services, materials, and consumer staples.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period overweight in emerging markets and the United States, and underweight in developed Europe, developed Asia, and Canada. From a sector perspective, the Fund was overweight in communication services, healthcare, and consumer discretionary stocks, and underweight in financials, consumer staples, IT, real estate, and materials.

With respect to currency exposure, the Fund was overweight to select currencies in emerging Asia as well as the U.S. dollar, and was underweight to the British pound sterling and Swiss franc.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of October 31, 2019 (continued)	BlackRock GA Dynamic Equity Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(c)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(d)

This unmanaged index captures large and mid cap representation across 23 developed markets countries. With 1,650 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Performance Summary for the Period Ended October 31, 2019

	6-Month Total Returns	Average Annual Total Returns (a)
		1 Year	Since Inception (b)
Institutional	3.27%	11.59%	6.63%
Class K	3.28	11.58	6.66
MSCI World Index	3.55	12.69	8.40

(a)	See “About Fund Performance” on page 10 for a detailed description of performance related information, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 1, 2017.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,032.70	$2.82	$1,000.00	$1,022.43	$2.80	0.55%
Class K	1,000.00	1,032.80	2.56	1,000.00	1,022.68	2.55	0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	BlackRock GA Dynamic Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Percent of Net Assets
Microsoft Corp.	3%
Apple, Inc.	3
Alphabet, Inc. Class A	3
JPMorgan Chase & Co.	2
Amazon.com, Inc.	2
Raytheon Co.	2
Comcast Corp. Class A	2
Siemens AG, Registered Shares	2
Anthem, Inc.	1
UnitedHealth Group, Inc.	1

GEOGRAPHIC ALLOCATION

Percent of Net Assets
United States	63%
Japan	9
France	4
Netherlands	3
Germany	3
China	3
Taiwan	3
United Kingdom	2
Italy	2
Switzerland	2
Hong Kong	1
Spain	1
Brazil	1
Canada	1
Singapore	1
South Korea	1
Other(a)	1
Liabilities in Excess of Other Assets	(1)

(a)	Other includes a 1% or less investment in Argentina, Chile, Czech Republic, Indonesia, Portugal, Thailand and United Arab Emirates.

FUND SUMMARY	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On November 30, 2018, all issued and outstanding shares of each Fund were redesignated as Class K Shares. Institutional Shares performance shown prior to the Institutional Shares inception date of November 30, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver, the Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2019 and held through October 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 94.7%

Australia — 1.2%
Newcrest Mining Ltd.	2,626	$57,321
Woolworths Group Ltd.	413	10,650

		67,971

Belgium — 0.3%
Colruyt SA	324	18,010

Brazil — 0.0%
BB Seguridade Participacoes SA	100	847

Canada — 5.5%
Agnico Eagle Mines Ltd.	524	32,205
Barrick Gold Corp.	487	8,460
Fairfax Financial Holdings Ltd.	109	46,179
Franco-Nevada Corp.	447	43,373
Intact Financial Corp.	255	26,311
Kinross Gold Corp.(a)	2,153	10,462
RioCan Real Estate Investment Trust	2,873	57,652
Rogers Communications, Inc., Class B	331	15,583
Thomson Reuters Corp.	991	66,596
Wheaton Precious Metals Corp.	186	5,214

		312,035

China — 2.7%
Agricultural Bank of China Ltd., Class H	77,000	31,686
Bank of Communications Co. Ltd., Class H	17,000	11,610
China Mobile Ltd.	6,500	52,824
China Resources Pharmaceutical Group Ltd.(b)	13,500	12,467
China Telecom Corp. Ltd., Class H	38,000	16,166
China Unicom Hong Kong Ltd.	2,000	1,969
Lenovo Group Ltd.	10,000	6,971
Shenzhen International Holdings Ltd.	9,000	18,297

		151,990

Denmark — 1.6%
Carlsberg A/S, Class B	323	45,486
Novo Nordisk A/S, Class B	50	2,749
Tryg A/S	1,480	41,368

		89,603

Finland — 0.2%
Nokia OYJ	1,900	6,975
Sampo OYJ, Class A	91	3,729

		10,704

France — 1.3%
Cie de Saint-Gobain	133	5,417
Danone SA	79	6,544
Eiffage SA	34	3,652
EssilorLuxottica SA	19	2,901
Orange SA	3,021	48,622
Sanofi	53	4,886
Sodexo SA	25	2,749

		74,771

Germany — 1.8%
Deutsche Telekom AG, Registered Shares	345	6,071
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	123	34,174
Siemens AG, Registered Shares	40	4,616
TeamViewer AG	132	3,483
Telefonica Deutschland Holding AG	16,753	53,158
Vonovia SE	74	3,941

		105,443

Hong Kong — 3.1%
CK Infrastructure Holdings Ltd.	4,000	28,787

Security	Shares	Value

Hong Kong (continued)
CLP Holdings Ltd.	2,500	$25,964
HKT Trust & HKT Ltd.(c)	25,000	38,891
Link REIT	2,000	21,783
Power Assets Holdings Ltd.	8,500	60,657
Yue Yuen Industrial Holdings Ltd.	500	1,409

		177,491

Italy — 0.7%
Assicurazioni Generali SpA	137	2,778
Snam SpA	7,012	35,999

		38,777

Japan — 11.2%
ABC-Mart, Inc.	100	6,871
Ajinomoto Co., Inc.	1,600	30,420
Astellas Pharma, Inc.	200	3,433
FUJIFILM Holdings Corp.	700	30,732
Hankyu Hanshin Holdings, Inc.	500	20,008
Japan Post Holdings Co. Ltd.	5,600	51,404
Japan Prime Realty Investment Corp.	4	19,224
Japan Real Estate Investment Corp.	4	27,303
Japan Retail Fund Investment Corp.	11	25,669
KDDI Corp.	200	5,534
McDonald’s Holdings Co. Japan Ltd.	1,000	50,193
MEIJI Holdings Co. Ltd.	200	14,416
Mitsubishi Estate Co. Ltd.	300	5,825
NEC Corp.	200	7,926
Nippon Building Fund, Inc.	3	22,760
Nippon Telegraph & Telephone Corp.	400	19,857
Nissin Foods Holdings Co. Ltd.	300	22,661
Nomura Real Estate Master Fund, Inc.	4	7,646
Nomura Research Institute Ltd.	700	14,861
NTT Data Corp.	1,300	17,070
NTT DOCOMO, Inc.	1,200	32,898
Otsuka Holdings Co. Ltd.	600	25,014
Sankyo Co. Ltd.	1,300	45,497
Secom Co. Ltd.	300	27,799
Seven & i Holdings Co. Ltd.	800	30,224
Suntory Beverage & Food Ltd.	100	4,275
United Urban Investment Corp.	15	30,261
West Japan Railway Co.	200	17,378
Yamada Denki Co. Ltd.	4,800	23,201

		640,360

Netherlands — 0.8%
Koninklijke Ahold Delhaize NV	1,325	33,019
NXP Semiconductors NV	114	12,960

		45,979

Singapore — 1.7%
CapitaLand Commercial Trust	6,600	9,940
CapitaLand Mall Trust	21,100	39,369
SATS Ltd.	11,100	41,164
United Overseas Bank Ltd.	300	5,906

		96,379

South Korea — 1.9%
BGF retail Co. Ltd.	100	15,316
DB Insurance Co. Ltd.	383	16,605
Hyundai Marine & Fire Insurance Co. Ltd.	573	12,444
KT&G Corp.	395	33,907
SK Telecom Co. Ltd.	138	28,207

		106,479

Sweden — 1.0%
Telefonaktiebolaget LM Ericsson, Class B	2,935	25,648
Telia Co. AB	7,174	31,558

		57,206

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2019	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 5.1%
Cie Financiere Richemont SA, Registered Shares	51	$4,008
Nestle SA, Registered Shares	1,136	121,531
Novartis AG, Registered Shares	133	11,621
Roche Holding AG	57	17,154
Swiss Prime Site AG, Registered Shares(a)	194	19,996
Swiss Re AG	897	94,085
Zurich Insurance Group AG	57	22,327

		290,722

Taiwan — 3.6%
Chang Hwa Commercial Bank Ltd.	12,240	9,551
Chicony Electronics Co. Ltd.	5,000	15,534
China Development Financial Holding Corp.	60,000	18,712
Chunghwa Telecom Co. Ltd.	10,000	36,825
CTBC Financial Holding Co. Ltd.	3,000	2,085
Lite-On Technology Corp.	12,000	19,774
Mega Financial Holding Co. Ltd.	6,000	5,889
Quanta Computer, Inc.	3,000	5,755
Synnex Technology International Corp.	29,000	34,589
Taiwan Cooperative Financial Holding Co. Ltd.	70,040	48,187
Taiwan Mobile Co. Ltd.	2,000	7,457
WPG Holdings Ltd.	3,000	3,803

		208,161

United Kingdom — 1.5%
AstraZeneca PLC	99	9,654
Berkeley Group Holdings PLC	81	4,617
Coca-Cola European Partners PLC	625	33,444
Diageo PLC	473	19,360
Direct Line Insurance Group PLC	252	889
GlaxoSmithKline PLC	460	10,536
Unilever NV	47	2,778
Vodafone Group PLC	1,875	3,826

		85,104

United States — 49.5%
Abbott Laboratories	303	25,334
Activision Blizzard, Inc.	95	5,323
Air Products & Chemicals, Inc.	22	4,692
Alleghany Corp.(a)	19	14,788
Allstate Corp.	632	67,257
Alphabet, Inc., Class C(a)	3	3,780
Altria Group, Inc.	697	31,219
Amazon.com, Inc.(a)	5	8,883
American Electric Power Co., Inc.	595	56,162
American Tower Corp.	198	43,180
American Water Works Co., Inc.	143	17,628
Anthem, Inc.	116	31,213
Applied Materials, Inc.	127	6,891
AT&T, Inc.	548	21,093
AutoZone, Inc.(a)	20	22,888
AvalonBay Communities, Inc.	258	56,156
Baxter International, Inc.	73	5,599
Berkshire Hathaway, Inc., Class B(a)	54	11,479
Boston Scientific Corp.(a)	160	6,672
Bristol-Myers Squibb Co.	962	55,190
Broadridge Financial Solutions, Inc.	106	13,273
C.H. Robinson Worldwide, Inc.	56	4,236
Charter Communications, Inc., Class A(a)	14	6,550
Chevron Corp.	117	13,588
Church & Dwight Co., Inc.	23	1,609
Cisco Systems, Inc.	1,085	51,548
Colgate-Palmolive Co.	497	34,094
Comcast Corp., Class A	527	23,620
Consolidated Edison, Inc.	414	38,179
Costco Wholesale Corp.	14	4,160

Security	Shares	Value

United States (continued)
Danaher Corp.	9	$1,240
Darden Restaurants, Inc.	310	34,804
Dollar General Corp.	228	36,558
Dollar Tree, Inc.(a)	52	5,741
DTE Energy Co.	351	44,689
Duke Realty Corp.	836	29,377
eBay, Inc.	1,398	49,279
Entergy Corp.	226	27,454
Equity Residential	66	5,852
Essex Property Trust, Inc.	23	7,524
Evergy, Inc.	171	10,929
Exelon Corp.	79	3,594
Extra Space Storage, Inc.	233	26,159
Exxon Mobil Corp.	46	3,108
Facebook, Inc., Class A(a)	34	6,516
Ferguson PLC	45	3,843
Fidelity National Information Services, Inc.	72	9,487
Fortune Brands Home & Security, Inc.	46	2,762
Global Payments, Inc.	21	3,553
Hartford Financial Services Group, Inc.	83	4,738
Healthpeak Properties, Inc.	246	9,255
Henry Schein, Inc.(a)	240	15,020
Home Depot, Inc.	30	7,037
Incyte Corp.(a)	118	9,903
Intel Corp.	773	43,698
International Business Machines Corp.	238	31,828
Intuit, Inc.	100	25,750
J.M. Smucker Co.	118	12,470
Johnson & Johnson	370	48,855
Kimberly-Clark Corp.	200	26,576
Kraft Heinz Co.	327	10,572
L3Harris Technologies, Inc.	299	61,687
Lamb Weston Holdings, Inc.	120	9,365
Liberty Broadband Corp., Class C(a)	34	4,014
Liberty Property Trust	119	7,029
Lockheed Martin Corp.	177	66,672
Lowe’s Cos., Inc.	56	6,250
Madrigal Pharmaceuticals, Inc.(a)	18	1,664
Marsh & McLennan Cos., Inc.	337	34,920
Masco Corp.	131	6,059
Mastercard, Inc., Class A	19	5,259
McDonald’s Corp.	281	55,273
Medtronic PLC	338	36,808
Merck & Co., Inc.	998	86,487
Micron Technology, Inc.(a)	105	4,993
Microsoft Corp.	338	48,459
Mid-America Apartment Communities, Inc.	184	25,574
Motorola Solutions, Inc.	406	67,526
Neurocrine Biosciences, Inc.(a)	51	5,074
Newmont Goldcorp Corp.	1,126	44,736
NextEra Energy, Inc.	121	28,839
Omnicom Group, Inc.	30	2,316
Oracle Corp.	1,132	61,683
Paychex, Inc.	55	4,600
PepsiCo, Inc.	343	47,049
Pfizer, Inc.	781	29,967
Philip Morris International, Inc.	54	4,398
Procter & Gamble Co.	886	110,316
Progressive Corp.	672	46,838
Public Storage	18	4,011
QUALCOMM, Inc.	21	1,689
Raytheon Co.	20	4,244
Republic Services, Inc.	652	57,057
salesforce.com, Inc.(a)	50	7,825

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Schlumberger Ltd.	70	$2,288
Starbucks Corp.	889	75,174
Stryker Corp.	150	32,440
Sysco Corp.	58	4,632
Target Corp.	410	43,833
Texas Instruments, Inc.	30	3,540
Thermo Fisher Scientific, Inc.	10	3,020
Travelers Cos., Inc.	72	9,436
U.S. Bancorp	136	7,755
UDR, Inc.	720	36,180
United Airlines Holdings, Inc.(a)	49	4,451
UnitedHealth Group, Inc.	23	5,812
Universal Health Services, Inc., Class B	15	2,062
VeriSign, Inc.(a)	135	25,653
Verizon Communications, Inc.	1,319	79,760
Visa, Inc., Class A	34	6,081
Vistra Energy Corp.	208	5,622
Walmart, Inc.	272	31,895
Waste Management, Inc.	748	83,933
WEC Energy Group, Inc.	406	38,326
Wells Fargo & Co.	142	7,331
Weyerhaeuser Co.	230	6,718
Xcel Energy, Inc.	199	12,638
Yum! Brands, Inc.	604	61,433
Zillow Group, Inc., Class C(a)	142	4,625

		2,827,774

Total Long-Term Investments — 94.7% (Cost — $4,912,991)		5,405,806

Security	Shares	Value

Short-Term Securities — 3.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.70%(d)(e)	219,979	$219,979

Total Short-Term Securities — 3.9% (Cost — $219,979)		219,979

Total Investments — 98.6% (Cost — $5,132,970)		5,625,785

Other Assets Less Liabilities — 1.4%		81,262

Net Assets — 100.0%		$5,707,047

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	27,321	192,658	219,979	$219,979	$3,712	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SGX Nifty 50 Index	7	11/28/19	$167	$3,106

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	338,000	USD	4,694	UBS AG	11/15/19	$56
INR	7,474,000	USD	103,781	UBS AG	11/15/19	1,255

						1,311

USD	68,376	HKD	536,000	JPMorgan Chase Bank N.A.	02/03/20	(18)

Net unrealized appreciation						$1,293

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	BlackRock GA Disciplined Volatility Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,106	$—	$—	$—	$3,106
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,311	—	—	1,311

	$—	$—	$3,106	$1,311	$—	$—	$4,417

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$18	$—	$—	$18

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$4,365	$—	$—	$—	$4,365
Forward foreign currency exchange contracts	—	—	—	4,317	—	—	4,317
Options purchased(a)	—	—	47	—	—	—	47
Options written	—	—	49	—	—	—	49

	$—	$—	$4,461	$4,317	$—	$—	$8,778

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$3,106	$—	$—	$—	$3,106
Forward foreign currency exchange contracts	—	—	—	3,535	—	—	3,535

	$—	$—	$3,106	$3,535	$—	$—	$6,641

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$103,501
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$68,531
Average amounts sold — in USD	$106,583
Options:
Average value of option contracts purchased	$22
Average value of option contracts written	$19

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$490	$—
Forward foreign currency exchange contracts	1,311	18

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,801	$18
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(490)	—

Total derivative assets and liabilities subject to an MNA	$1,311	$18

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock GA Disciplined Volatility Equity Fund

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
UBS AG	$1,311	$—	$—	$—	$1,311

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
JPMorgan Chase Bank N.A.	$18	$—	$—	$—	$18

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$67,971	$—	$67,971
Belgium	18,010	—	—	18,010
Brazil	847	—	—	847
Canada	312,035	—	—	312,035
China	—	151,990	—	151,990
Denmark	—	89,603	—	89,603
Finland	—	10,704	—	10,704
France	2,749	72,022	—	74,771
Germany	56,641	48,802	—	105,443
Hong Kong	—	177,491	—	177,491
Italy	—	38,777	—	38,777
Japan	44,893	595,467	—	640,360
Netherlands	12,960	33,019	—	45,979
Singapore	—	96,379	—	96,379
South Korea	—	106,479	—	106,479
Sweden	—	57,206	—	57,206
Switzerland	—	290,722	—	290,722
Taiwan	—	208,161	—	208,161
United Kingdom	33,444	51,660	—	85,104
United States	2,823,931	3,843	—	2,827,774
Short-Term Securities	219,979	—	—	219,979

	$3,525,489	$2,100,296	$—	$5,625,785

Derivative Financial Instruments(a)
Assets:
Equity contracts	$3,106	$—	$—	$3,106
Forward foreign currency contracts	—	1,311	—	1,311

Liabilities:
Forward foreign currency contracts	—	(18)	—	(18)

	$3,106	$1,293	$—	$4,399

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments October 31, 2019	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 95.4%

Argentina — 0.0%
YPF SA, ADR	20	$187

Brazil — 1.2%
Azul SA — ADR(a)	1,088	42,410
Notre Dame Intermedica Participacoes SA	1,589	23,773

		66,183

Canada — 1.1%
Enbridge, Inc.	1,204	43,851
TC Energy Corp.	322	16,231

		60,082

Chile — 0.0%
Cia Cervecerias Unidas SA, ADR	105	2,084

China — 3.1%
Aier Eye Hospital Group Co. Ltd., Class A	300	1,682
Alibaba Group Holding Ltd. — ADR(a)	326	57,594
Asymchem Laboratories Tianjin Co. Ltd., Class A	100	1,811
Autobio Diagnostics Co. Ltd., Class A	100	1,433
Brilliance China Automotive Holdings Ltd.	2,000	2,206
Foshan Haitian Flavouring & Food Co. Ltd., Class A	100	1,584
Glodon Co. Ltd., Class A	300	1,358
Great Wall Motor Co. Ltd., Class A	900	1,145
Gree Electric Appliances, Inc. of Zhuhai, Class A	100	833
Guangzhou Automobile Group Co. Ltd., Class A	600	978
Han’s Laser Technology Industry Group Co. Ltd., Class A	400	2,152
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	400	1,830
Hangzhou Robam Appliances Co. Ltd., Class A	300	1,340
Hangzhou Tigermed Consulting Co. Ltd., Class A	200	1,937
Huazhu Group Ltd., ADR	48	1,817
Hundsun Technologies, Inc., Class A	100	1,080
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	400	1,644
Inspur Electronic Information Industry Co. Ltd., Class A	400	1,493
Jiangsu Hengrui Medicine Co. Ltd., Class A	100	1,288
Kingdee International Software Group Co. Ltd.	2,000	2,192
Kingsoft Corp. Ltd.(a)	1,000	2,301
Laobaixing Pharmacy Chain JSC, Class A	100	967
Lenovo Group Ltd.	2,000	1,394
Li Ning Co. Ltd.	500	1,695
Qingdao Haier Co. Ltd., Class A	500	1,134
Shanghai International Airport Co. Ltd., Class A	100	1,081
Shanghai Jahwa United Co. Ltd., Class A	370	1,738
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	100	2,522
TAL Education Group — ADR(a)	45	1,926
Tencent Holdings Ltd.	1,400	56,788
Venustech Group, Inc., Class A	400	1,873
Want Want China Holdings Ltd.	5,000	4,212
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	100	1,288
WuXi AppTec Co. Ltd., Class A	100	1,333
Yifeng Pharmacy Chain Co. Ltd., Class A	100	1,204
Yonyou Network Technology Co. Ltd., Class A	300	1,256
Yum China Holdings, Inc.	84	3,570

		173,679

Czech Republic — 0.1%
CEZ AS	141	3,216

France — 3.6%
Danone SA	862	71,409
Dassault Aviation SA	11	15,281
EssilorLuxottica SA	68	10,383
Safran SA	295	46,725
Sanofi	234	21,572
Sodexo SA	306	33,650

		199,020

Security	Shares	Value

Germany — 2.6%
Bayer AG, Registered Shares	89	$6,905
Fresenius SE & Co. KGaA	435	22,905
Knorr-Bremse AG	324	32,699
Siemens AG, Registered Shares	725	83,665

		146,174

Hong Kong — 1.4%
CK Infrastructure Holdings Ltd.	500	3,598
CLP Holdings Ltd.	500	5,193
Hang Lung Properties Ltd.	2,000	4,396
HKT Trust & HKT Ltd.(b)	2,000	3,111
Jardine Matheson Holdings Ltd.	83	4,732
Link REIT	500	5,446
Sun Hung Kai Properties Ltd.	3,000	45,460
Swire Pacific Ltd., Class A	500	4,766

		76,702

Indonesia — 0.1%
Bank Central Asia Tbk PT	2,200	4,924

Italy — 1.9%
Enel SpA	6,530	50,610
RAI Way SpA(c)	2,020	12,459
UniCredit SpA	3,332	42,273

		105,342

Japan — 9.4%
Ajinomoto Co., Inc.	1,800	34,222
Alfresa Holdings Corp.	100	2,233
Alps Alpine Co. Ltd.	68	1,458
Astellas Pharma, Inc.	2,100	36,042
Canon Marketing Japan, Inc.	100	2,116
Daikin Industries Ltd.	100	13,996
Denso Corp.	400	18,572
East Japan Railway Co.	400	36,312
Hoya Corp.	400	35,351
Japan Airlines Co. Ltd.	1,400	43,627
Japan Aviation Electronics Industry Ltd.	200	3,726
Kamigumi Co. Ltd.	100	2,261
Kinden Corp.	400	6,017
Mabuchi Motor Co. Ltd.	100	4,052
Maeda Road Construction Co. Ltd.	100	2,151
Medipal Holdings Corp.	100	2,285
Murata Manufacturing Co. Ltd.	1,000	54,448
Nippo Corp.	100	2,055
Okumura Corp.	100	2,833
Olympus Corp.	1,000	13,606
Seino Holdings Co Ltd.	100	1,286
Shin-Etsu Chemical Co. Ltd.	300	33,450
Stanley Electric Co. Ltd.	100	2,767
Subaru Corp.	1,200	34,389
Suzuki Motor Corp.	900	42,493
Toagosei Co. Ltd.	300	3,325
Toda Corp.	500	3,123
Tokyo Gas Co. Ltd.	1,300	31,734
Tokyo Steel Manufacturing Co. Ltd.	400	3,220
Toyota Industries Corp.	400	24,001
TV Asahi Holdings Corp.	100	1,562
Yamato Kogyo Co. Ltd.	100	2,594
ZOZO, Inc.	900	20,964

		522,271

Netherlands — 3.3%
ABN AMRO Group NV CVA(c)	1,335	24,885
Adyen NV(a)(c)	8	5,632
ASML Holding NV	12	3,146
ING Groep NV	3,790	42,916

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Koninklijke Philips NV	1,499	$65,767
Royal Dutch Shell PLC, B Shares	1,487	42,825

		185,171

Portugal — 0.1%
Jeronimo Martins SGPS SA	197	3,310

Singapore — 0.9%
CapitaLand Ltd.	15,200	40,177
ComfortDelGro Corp. Ltd.	1,900	3,209
Singapore Telecommunications Ltd.	1,300	3,148
United Overseas Bank Ltd.	300	5,906

		52,440

South Korea — 0.7%
KT&G Corp.	270	23,177
LG Chem Ltd.	13	3,430
NCSoft Corp.	9	3,994
POSCO	18	3,266
S-Oil Corp.	21	1,794
SK Telecom Co. Ltd.	13	2,657
Woongjin Coway Co. Ltd.	34	2,683

		41,001

Spain — 1.4%
Cellnex Telecom SA(a)	387	16,686
Cellnex Telecom SA(a)(c)	1,355	58,467

		75,153

Switzerland — 1.4%
Nestle SA, Registered Shares	561	60,017
Roche Holding AG	61	18,358

		78,375

Taiwan — 2.6%
Cathay Financial Holding Co. Ltd.	2,000	2,647
Chunghwa Telecom Co. Ltd.	6,000	22,095
Far EasTone Telecommunications Co. Ltd.	2,000	4,799
Formosa Chemicals & Fibre Corp.	1,000	2,907
Formosa Petrochemical Corp.	1,000	3,185
Formosa Plastics Corp.	1,000	3,210
Fubon Financial Holding Co. Ltd.	3,000	4,389
Hon Hai Precision Industry Co. Ltd.	2,000	5,282
Nan Ya Plastics Corp.	1,000	2,363
Taiwan Mobile Co. Ltd.	3,000	11,186
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000	78,398
Uni-President Enterprises Corp.	2,000	4,941

		145,402

Thailand — 0.4%
Advanced Info Service PCL, Foreign Registered Shares	700	5,320
Intouch Holdings PCL, Class F	2,100	4,594
PTT Global Chemical PCL, Foreign Registered Shares	1,800	3,040
Siam Cement PCL, Foreign Registered Shares	200	2,431
Thai Beverage PCL	2,000	1,343
Thai Oil PCL, Foreign Registered Shares — NVDR	1,100	2,496

		19,224

United Arab Emirates — 0.3%
NMC Health PLC	504	14,287

United Kingdom — 1.9%
AstraZeneca PLC	212	20,674
HSBC Holdings PLC	4,065	30,711
Vodafone Group PLC	27,708	56,544

		107,929

United States — 57.9%
AbbVie, Inc.	472	37,548
Accenture PLC, Class A	42	7,788

Security	Shares	Value

United States (continued)
Adobe, Inc.(a)	53	$14,730
Agilent Technologies, Inc.	515	39,011
Air Products & Chemicals, Inc.	298	63,551
Alphabet, Inc., Class A(a)	126	158,609
Amazon.com, Inc.(a)	65	115,483
Anthem, Inc.	301	80,993
Apple, Inc.	689	171,396
Applied Materials, Inc.	334	18,123
Autodesk, Inc.(a)	301	44,355
Bank of America Corp.	2,020	63,165
Becton Dickinson & Co.	208	53,248
Bristol-Myers Squibb Co.	186	10,671
Charles Schwab Corp.	566	23,042
Charter Communications, Inc., Class A(a)	144	67,372
Cisco Systems, Inc.	262	12,448
Citigroup, Inc.	391	28,097
Citrix Systems, Inc.	241	26,235
Colgate-Palmolive Co.	683	46,854
Comcast Corp., Class A	2,004	89,819
Corning, Inc.	197	5,837
D.R. Horton, Inc.	474	24,823
Dollar Tree, Inc.(a)	254	28,042
Dover Corp.	213	22,129
Dropbox, Inc., Class A(a)	907	17,977
DuPont de Nemours, Inc.	322	21,223
Emerson Electric Co.	1,005	70,501
Equinix, Inc.	26	14,736
Facebook, Inc., Class A(a)	286	54,812
Ferguson PLC	306	26,130
FleetCor Technologies, Inc.(a)	212	62,375
Gilead Sciences, Inc.	520	33,129
HCA Healthcare, Inc.	295	39,394
Home Depot, Inc.	178	41,755
Intuit, Inc.	41	10,557
Johnson & Johnson	500	66,020
JPMorgan Chase & Co.	977	122,047
Lennar Corp., Class A	261	15,556
Liberty Broadband Corp., Class A(a)	135	15,929
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	615	27,620
Lowe’s Cos., Inc.	319	35,604
Marathon Petroleum Corp.	230	14,708
Marsh & McLennan Cos., Inc.	588	60,929
Marvell Technology Group Ltd.	308	7,512
Mastercard, Inc., Class A	39	10,796
McDonald’s Corp.	224	44,061
Merck & Co., Inc.	588	50,956
Micron Technology, Inc.(a)	140	6,657
Microsoft Corp.	1,256	180,073
Morgan Stanley	1,255	57,793
Motorola Solutions, Inc.	52	8,649
Newmont Goldcorp Corp.	660	26,222
NextEra Energy, Inc.	256	61,015
NVIDIA Corp.	16	3,216
ONEOK, Inc.	941	65,710
Oracle Corp.	312	17,001
PayPal Holdings, Inc.(a)	99	10,306
Peloton Interactive, Inc., Class A(a)	78	1,862
Pfizer, Inc.	1,393	53,449
Philip Morris International, Inc.	271	22,070
PPG Industries, Inc.	59	7,382
QUALCOMM, Inc.	153	12,307
Raytheon Co.	430	91,250
Regions Financial Corp.	1,140	18,354
salesforce.com, Inc.(a)	142	22,222
Sempra Energy	181	26,156

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
SunTrust Banks, Inc.	628	$42,917
Target Corp.	292	31,218
Texas Instruments, Inc.	174	20,530
TJX Cos., Inc.	619	35,685
Uber Technologies, Inc.(a)	1,153	36,319
Union Pacific Corp.	43	7,115
United Technologies Corp.	433	62,170
UnitedHealth Group, Inc.	313	79,095
Visa, Inc., Class A	63	11,268
Walmart, Inc.	274	32,129
Williams Cos., Inc.	1,392	31,056
Xilinx, Inc.	157	14,246

		3,213,138

Total Common Stocks — 95.4% (Cost — $4,670,990)		5,295,294

Preferred Stocks — 0.7%

Brazil — 0.1%
Itau Unibanco Holding SA, Preference Shares, 0.00%	650	5,872

Germany — 0.6%
Henkel AG & Co. KGaA, Preference Shares, 0.00%	310	32,201

Total Preferred Stocks — 0.7% (Cost — $36,859)		38,073

Total Long-Term Investments — 96.1% (Cost — $4,707,849)		5,333,367

Security	Shares	Value

Short-Term Securities — 4.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.70%(d)(e)	254,910	$254,910

Total Short-Term Securities — 4.6% (Cost — $254,910)		254,910

Options Purchased — 0.3% (Cost — $12,619)		14,012

Total Investments Before Options Written — 101% (Cost — $4,975,378)		5,602,289

Options Written — (0.1)% (Premiums Received — $10,026)		(6,778)

Total Investments, Net of Options Written — 100.9% (Cost — $4,965,352)		5,595,511

Liabilities in Excess of Other Assets — (0.9)%		(44,769)

Net Assets — 100.0%		$5,550,742

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period end.

(e)

During the year ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	134,892	120,018	254,910	$254,910	$5,523	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SGX Nifty 50 Index	3	11/28/19	$72	$1,227
FTSE 100 Index	1	12/20/19	94	(1,070)
S&P 500 E-Mini Index	2	12/20/19	304	3,406

				3,563

Short Contracts
HSCEI Index	1	11/28/19	67	(174)
MSCI Taiwan Index	3	11/28/19	129	(790)
KOSPI Index	1	12/12/19	59	(1,968)
Yen Denom Nikkei Index	1	12/12/19	105	(6,898)

				(9,830)

				$(6,267)

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock GA Dynamic Equity Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	4,815,000	USD	66,461	Goldman Sachs International	11/15/19	$1,207
USD	143,026	EUR	127,820	Citibank N.A.	12/17/19	44
AUD	155,000	USD	106,082	Bank of America N.A.	02/03/20	1,008

						2,259

USD	117,483	TWD	3,605,000	Citibank N.A.	12/19/19	(1,479)
CAD	148,064	USD	113,458	Citibank N.A.	02/03/20	(988)
CHF	70,000	USD	71,535	JPMorgan Chase Bank N.A.	02/03/20	(63)
USD	81,005	HKD	635,000	JPMorgan Chase Bank N.A.	02/03/20	(21)
USD	63,676	JPY	6,859,000	Bank of America N.A.	02/03/20	(224)

						(2,775)

	Net unrealized depreciation					$(516)

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Lowe’s Cos., Inc.	Nomura International PLC	177	11/15/19	USD	112.00	USD	20	$296
Alibaba Group Holding Ltd. — ADR	Citibank N.A.	72	11/22/19	USD	167.00	USD	13	851
Emerson Electric Co.	Bank of America N.A.	333	12/20/19	USD	65.00	USD	23	1,873
Facebook, Inc., Class A	UBS AG	172	12/20/19	USD	195.00	USD	33	1,019
Agilent Technologies, Inc.	Nomura International PLC	75	01/17/20	USD	71.00	USD	6	493
Alibaba Group Holding Ltd. — ADR	Bank of America N.A.	64	01/17/20	USD	162.50	USD	11	1,190
Alphabet, Inc., Class A	JPMorgan Chase Bank N.A.	21	01/17/20	USD	1,315.00	USD	26	443
FedEx Corp.	Credit Suisse International	147	01/17/20	USD	162.00	USD	22	605
Lowe’s Cos., Inc.	Nomura International PLC	118	01/17/20	USD	98.00	USD	13	1,778
QUALCOMM, Inc.	Citibank N.A.	184	01/17/20	USD	71.00	USD	15	1,934
Taiwan Semiconductor Manufacturing Co. Ltd.	Credit Suisse International	527	01/17/20	USD	46.00	USD	27	3,215
BP PLC	Credit Suisse International	503	03/20/20	USD	40.00	USD	19	315

								$14,012

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Lowe’s Cos., Inc.	Nomura International PLC	177	11/15/19	USD	125.00	USD	20	$(9)
Alibaba Group Holding Ltd. — ADR	Citibank N.A.	72	11/22/19	USD	195.00	USD	13	(59)
Emerson Electric Co.	Bank of America N.A.	333	12/20/19	USD	75.00	USD	23	(167)
Facebook, Inc., Class A	UBS AG	172	12/20/19	USD	225.00	USD	33	(61)
Agilent Technologies, Inc.	Nomura International PLC	75	01/17/20	USD	81.00	USD	6	(99)
Alibaba Group Holding Ltd. — ADR	Bank of America N.A.	64	01/17/20	USD	202.50	USD	11	(128)
FedEx Corp.	Credit Suisse International	147	01/17/20	USD	190.00	USD	22	(44)
Lowe’s Cos., Inc.	Nomura International PLC	118	01/17/20	USD	115.00	USD	13	(431)
QUALCOMM, Inc.	Citibank N.A.	184	01/17/20	USD	86.00	USD	15	(344)
Taiwan Semiconductor Manufacturing Co. Ltd.	Credit Suisse International	527	01/17/20	USD	51.00	USD	27	(1,237)
BP PLC	Credit Suisse International	503	03/20/20	USD	43.00	USD	19	(84)
Comcast Corp., Class A	Citibank N.A.	496	06/19/20	USD	40.00	USD	22	(2,862)

								(5,525)

Put
Alibaba Group Holding Ltd. — ADR	Citibank N.A.	47	11/22/19	USD	140.00	USD	8	—
Emerson Electric Co.	Bank of America N.A.	166	12/20/19	USD	55.00	USD	12	(21)
Agilent Technologies, Inc.	Nomura International PLC	65	01/17/20	USD	61.00	USD	5	(25)
Alibaba Group Holding Ltd. — ADR	Bank of America N.A.	42	01/17/20	USD	135.00	USD	7	(18)
FedEx Corp.	Credit Suisse International	83	01/17/20	USD	130.00	USD	13	(125)
Johnson & Johnson	Bank of America N.A.	125	01/17/20	USD	109.00	USD	17	(46)
Kroger Co.	Nomura International PLC	170	01/17/20	USD	21.00	USD	4	(50)
QUALCOMM, Inc.	Citibank N.A.	92	01/17/20	USD	57.00	USD	7	(16)
Taiwan Semiconductor Manufacturing Co. Ltd.	Credit Suisse International	263	01/17/20	USD	39.00	USD	14	(79)
BP PLC	Nomura International PLC	844	04/17/20	USD	34.50	USD	32	(873)

								(1,253)

								$(6,778)

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	BlackRock GA Dynamic Equity Fund

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	4,418	(1,170)	(6,778)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,633	$—	$—	$—	$4,633
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,259	—	—	2,259
Options purchased
Investments at value — unaffiliated(b)	—	—	14,012	—	—	—	14,012

	$—	$—	$18,645	$2,259	$—	$—	$20,904

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$10,900	$—	$—	$—	$10,900
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,775	—	—	2,775
Options written
Options written at value	—	—	6,778	—	—	—	6,778

	$—	$—	$17,678	$2,775	$—	$—	$20,453

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts		Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,277	$—	$—	$		$2,277
Forward foreign currency exchange contracts	—	—	—	(10,636)	—		—	(10,636)
Options purchased(a)	—	—	(1,037)	—	—		—	(1,037)
Options written	—	—	122	—	—		—	122

	$—	$—	$1,362	$(10,636)	$—		$—	$(9,274)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(6,267)	$—	$—		$—	$(6,267)
Forward foreign currency exchange contracts	—	—	—	1,398	—		—	1,398
Options purchased(b)	—	—	1,393	—	—		—	1,393
Options written	—	—	3,248	—	—		—	3,248

	$—	$—	$(1,626)	$1,398	$—		$—	$(228)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock GA Dynamic Equity Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$441,300
Average notional value of contracts — short	$227,352
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$349,862
Average amounts sold — in USD	$224,930
Options:
Average value of option contracts purchased	$9,064
Average value of option contracts written	$4,048

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$1,182		$1,686
Forward foreign currency exchange contracts	2,259		2,775
Options	14,012	(a)	6,778

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$17,453		$11,239
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,182)		(1,686)

Total derivative assets and liabilities subject to an MNA	$16,271		$9,553

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$4,071	$(604)	$—	$—	$3,467
Citibank N.A.	2,829	(2,829)	—	—	—
Credit Suisse International	4,135	(1,569)	—	—	2,566
Goldman Sachs International	1,207	—	—	—	1,207
JPMorgan Chase Bank N.A.	443	(84)	—	—	359
Nomura International PLC	2,567	(1,487)	—	—	1,080
UBS AG	1,019	(61)	—	—	958

	$16,271	$(6,634)	$—	$—	$9,637

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$604	$(604)	$—	$—	$—
Citibank N.A.	5,748	(2,829)	—	—	2,919
Credit Suisse International	1,569	(1,569)	—	—	—
JPMorgan Chase Bank N.A.	84	(84)	—	—	—
Nomura International PLC	1,487	(1,487)	—	—	—
UBS AG	61	(61)	—	—	—

	$9,553	$(6,634)	$—	$—	$2,919

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2019	BlackRock GA Dynamic Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$187	$—	$—	$187
Brazil	66,183	—	—	66,183
Canada	60,082	—	—	60,082
Chile	2,084	—	—	2,084
China	64,908	108,771	—	173,679
Czech Republic	—	3,216	—	3,216
France	33,650	165,370	—	199,020
Germany	32,700	113,474	—	146,174
Hong Kong	—	76,702	—	76,702
Indonesia	—	4,924	—	4,924
Italy	12,459	92,883	—	105,342
Japan	—	522,271	—	522,271
Netherlands	—	185,171	—	185,171
Portugal	—	3,310	—	3,310
Singapore	—	52,440	—	52,440
South Korea	2,682	38,319	—	41,001
Spain	—	75,153	—	75,153
Switzerland	—	78,375	—	78,375
Taiwan	—	145,402	—	145,402
Thailand	7,967	11,257	—	19,224
United Arab Emirates	—	14,287	—	14,287
United Kingdom	—	107,929	—	107,929
United States	3,187,008	26,130	—	3,213,138
Options Purchased
Equity Contracts	—	14,012	—	14,012
Preferred Stocks(a)	5,872	32,201	—	38,073
Short-Term Securities	254,910	—	—	254,910

	$3,730,692	$1,871,597	$—	$5,602,289

Derivative Financial Instruments(b)
Assets:
Equity contracts	$4,633	$—	$—	$4,633
Forward foreign currency contracts	—	2,259	—	2,259
Liabilities:
Equity contracts	(10,900)	(6,778)	—	(17,678)
Forward foreign currency contracts	—	(2,775)	—	(2,775)

	$(6,267)	$(7,294)	$—	$(13,561)

(a)	See above Schedule of Investments for values in each country.
(b)

Derivative financial instruments are futures contracts, forward foreign currency exchange contracts, and options written. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2019

	BlackRock GA Disciplined Volatility Equity Fund	BlackRock GA Dynamic Equity Fund

ASSETS
Investments at value — unaffiliated(a)	$5,405,806	$5,347,379
Investments at value — affiliated(b)	219,979	254,910
Cash pledged for futures contracts	7,000	29,000
Foreign currency at value(c)	1,821	10,693
Receivables:
Investments sold	250,314	59,325
Options written	—	2,862
Dividends — affiliated	326	327
Dividends — unaffiliated	14,262	10,218
From the Manager	41,546	48,677
Variation margin on futures contracts	490	1,182
Unrealized appreciation on forward foreign currency exchange contracts	1,311	2,259
Prepaid expenses	18,280	19,110

Total assets	5,961,135	5,785,942

LIABILITIES
Bank overdraft	—	5,404
Options written at value(d)	—	6,778
Payables:
Investments purchased	108,349	64,763
Board realignment and consolidation	1,126	1,125
Trustees’ and Officer’s fees	2,711	2,713
Other accrued expenses	141,867	149,940
Other affiliates	17	16
Variation margin on futures contracts	—	1,686
Unrealized depreciation on forward foreign currency exchange contracts	18	2,775

Total liabilities	254,088	235,200

NET ASSETS	$5,707,047	$5,550,742

NET ASSETS CONSIST OF
Paid-in capital(e)	$5,088,620	$5,076,881
Accumulated earnings	618,427	473,861

NET ASSETS	$5,707,047	$5,550,742

NET ASSET VALUE

Institutional
Net assets	$32,903	$33,575

Shares outstanding	2,939	3,074

Net asset value	$11.20	$10.92

Class K
Net assets	$5,674,144	$5,517,167

Shares outstanding	506,333	505,064

Net asset value	$11.21	$10.92

(a) Investments at cost — unaffiliated	$4,912,991	$4,720,468
(b) Investments at cost — affiliated	$219,979	$254,910
(c) Foreign currency at cost	$1,816	$10,586
(d) Premium received	$—	$10,026
(e) Unlimited number of shares authorized, $0.01 par value

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Operations

Year Ended October 31, 2019

	BlackRock GA Disciplined Volatility Equity Fund	BlackRock GA Dynamic Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$159,227	$123,065
Dividends — affiliated	3,712	5,523
Foreign taxes withheld	(10,081)	(6,438)

Total investment income	152,858	122,150

EXPENSES
Investment advisory	21,438	20,795
Professional	109,925	106,701
Custodian	41,891	62,721
Organization and offering	41,477	41,477
Registration	22,044	23,227
Printing	20,210	20,630
Accounting services	14,977	14,940
Trustees and Officer	10,587	10,587
Transfer agent — class specific	8,630	8,635
Board realignment and consolidation	129	129
Miscellaneous	12,149	14,632

Total expenses	303,457	324,474
Less:
Fees waived and/or reimbursed by the Manager	(267,979)	(289,794)
Transfer agent fees waived and/or reimbursed — class specific	(8,476)	(8,481)

Total expenses after fees waived and/or reimbursed	27,002	26,199

Net investment income	125,856	95,951

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	165,222	(97,364)
Futures contracts	4,365	2,277
Forward foreign currency exchange contracts	4,317	(10,636)
Foreign currency transactions	2,280	(48)
Options written	49	122

	176,233	(105,649)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	440,605	581,530
Futures contracts	3,106	(6,267)
Forward foreign currency exchange contracts	3,535	1,398
Foreign currency translations	80	109
Options written	—	3,248
Short sales — unaffiliated	37	—

	447,363	580,018

Net realized and unrealized gain	623,596	474,369

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$749,452	$570,320

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock GA Disciplined Volatility Equity Fund		BlackRock GA Dynamic Equity Fund
	Year Ended October 31,		Year Ended October 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$125,856	$98,278	$95,951	$65,098
Net realized gain (loss)	176,233	(81,788)	(105,649)	42,890
Net change in unrealized appreciation (depreciation)	447,363	(106,823)	580,018	(345,528)

Net increase (decrease) in net assets resulting from operations	749,452	(90,333)	570,320	(237,540)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(821)	—	(1,046)	—
Class K	(123,580)	(73,600)	(188,053)	(162,593)

Decrease in net assets resulting from distributions to shareholders	(124,401)	(73,600)	(189,099)	(162,593)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	64,737	20,326	52,019	23,156

NET ASSETS
Total increase (decrease) in net assets	689,788	(143,607)	433,240	(376,977)
Beginning of year	5,017,259	5,160,866	5,117,502	5,494,479

End of year	$5,707,047	$5,017,259	$5,550,742	$5,117,502

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund

	Institutional
	Period from 11/30/18 (a) to 10/31/19

Net asset value, beginning of period	$10.31

Net investment income(b)	0.23
Net realized and unrealized gain	0.91

Net increase from investment operations	1.14

Distributions from net investment income(c)	(0.25)

Net asset value, end of period	$11.20

Total Return(d)
Based on net asset value	11.22	%(e)

Ratios to Average Net Assets
Total expenses	6.39	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.55	%(f)(g)

Net investment income	2.39	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$33

Portfolio turnover rate	125%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 5.55%.

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund (continued)

	Class K

	Year Ended October 31,			Period from 06/01/17 (a) to 10/31/17
	2019		2018

Net asset value, beginning of period	$9.97		$10.30	$10.00

Net investment income(b)	0.25		0.20	0.05
Net realized and unrealized gain (loss)	1.24		(0.38)	0.25

Net increase (decrease) from investment operations	1.49		(0.18)	0.30

Distributions from net investment income(c)	(0.25)		(0.15)	—

Net asset value, end of period	$11.21		$9.97	$10.30

Total Return(d)
Based on net asset value	15.12%		(1.83)%	3.00	%(e)

Ratios to Average Net Assets(f)
Total expenses	5.66	%(g)	3.64%	4.34	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.50%		0.52%	0.50	%(h)

Net investment income	2.35%		1.88%	1.08	%(h)

Supplemental Data
Net assets, end of period (000)	$5,674		$5,017	$5,161

Portfolio turnover rate	125%		184%	55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,		Period from 06/01/17 (a) to 10/31/17
	2019	2018
Investments in underlying funds	0.01%	—	—

(g)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 4.89%.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund

	Institutional
	Period from 11/30/18 (a) to 10/31/19

Net asset value, beginning of period	$10.32

Net investment income(b)	0.17
Net realized and unrealized gain	0.81

Net increase from investment operations	0.98

Distributions(c)
From net investment income	(0.23)
From net realized gain	(0.15)

Total distributions	(0.38)

Net asset value, end of period	$10.92

Total Return(d)
Based on net asset value	9.97	%(e)

Ratios to Average Net Assets
Total expenses	7.07	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.54	%(f)(g)

Net investment income	1.83	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$34

Portfolio turnover rate	74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 6.21%.

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund (continued)

	Class K

	Year Ended October 31,			Period from 06/01/17 (a) to 10/31/17
	2019		2018

Net asset value, beginning of period	$10.17		$10.97	$10.00

Net investment income(b)	0.19		0.13	0.03
Net realized and unrealized gain (loss)	0.94		(0.60)	0.94

Net increase (decrease) from investment operations	1.13		(0.47)	0.97

Distributions(c)
From net investment income	(0.23)		(0.17)	—
From net realized gain	(0.15)		(0.16)	—

Total distributions	(0.38)		(0.33)	—

Net asset value, end of period	$10.92		$10.17	$10.97

Total Return(d)
Based on net asset value	11.58%		(4.54)%	9.70	%(e)

Ratios to Average Net Assets(f)
Total expenses	6.24	%(g)	3.43%	4.35	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.50%		0.52%	0.50	%(h)

Net investment income	1.85%		1.16%	0.80	%(h)

Supplemental Data
Net assets, end of period (000)	$5,517		$5,118	$5,494

Portfolio turnover rate	74%		205%	70%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,		Period from 06/01/17 (a) to 10/31/17
	2019	2018
Investments in underlying funds	0.01%	—	—

(g)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 5.44%.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratio. If these expenses were annualized, the total expenses would have been 7.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements

1.	ORGANIZATION

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock GA Disciplined Volatility Equity Fund	GA Disciplined Volatility Equity	Diversified
BlackRock GA Dynamic Equity Fund	GA Dynamic Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares(a)(b)	No	No	None

(a)	On November 30, 2018, all issued and outstanding shares of each Fund were redesignated as Class K Shares.
(b)	Institutional Shares commenced operations on November 30, 2018.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38
$3 Billion — $5 Billion	0.36
$5 Billion — $10 Billion	0.35
Greater than $10 Billion	0.34

Transfer Agent: For the year ended October 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Class K	Total
GA Disciplined Volatility Equity	$369	$8,261	$8,630
GA Dynamic Equity	374	8,261	8,635

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended October 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Class K	Total
GA Disciplined Volatility Equity	$75	$71	$146
GA Dynamic Equity	75	71	146

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended October 31, 2019, the amounts waived were as follows:

Total
GA Disciplined Volatility Equity	$121
GA Dynamic Equity	181

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 29, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended October 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	GA Disciplined Volatility Equity	GA Dynamic Equity
Institutional	0.55%	0.55%
Class K	0.50	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 29, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended October 31, 2019, amounts included in the Statements of Operations were as follows:

Fees Waived and/or Reimbursed by the Manager
GA Disciplined Volatility Equity	$267,858
GA Dynamic Equity	289,613

These amounts waived and/or reimbursed are included in transfer agent fees waived — class specific in the Statements of Operations. For the year ended October 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Class K	Total
GA Disciplined Volatility Equity	$350	$8,126	$8,476
GA Dynamic Equity	355	8,126	8,481

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On October 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring October 31,
	2020	2021
GA Disciplined Volatility Equity
Fund Level	$162,727	$267,858
Institutional	—	350
Class K	—	8,126
GA Dynamic Equity
Fund Level	$163,445	$289,613
Institutional	—	355
Class K	—	8,126

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on October 31, 2019:

Expiring October 31, 2019
GA Disciplined Volatility Equity
Fund Level	$130,242
GA Dynamic Equity
Fund Level	$133,443

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended October 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASE AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	GA Disciplined Volatility Equity	GA Dynamic Equity
Purchases	$6,460,196	$3,676,177
Sales	6,579,626	3,857,370

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for years ended October 31, 2019 and October 31, 2018 and the period ended October 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	GA Disciplined Volatility Equity	GA Dynamic Equity
Paid in capital	$(4,094)	$(3,681)
Accumulated Earnings	4,094	3,681

The tax character of distributions paid was as follows:

		GA Disciplined Volatility Equity	GA Dynamic Equity
Ordinary income	10/31/2019	$124,401	$189,099
	10/31/2018	73,600	162,593

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	GA Disciplined Volatility Equity	GA Dynamic Equity
Undistributed ordinary income	$174,123	$25,308
Undistributed long term capital gains	2,605	—
Non-expiring capital loss carryforwards(a)	—	(119,776)
Net unrealized gains(b)	441,699	568,329

	$618,427	$473,861

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

During the year ended October 31, 2019, GA Disciplined Volatility Equity utilized $88,985 of its capital loss carryforward.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	GA Disciplined Volatility Equity	GA Dynamic Equity
Tax cost	$5,187,139	$5,034,043

Gross unrealized appreciation	567,180	692,246
Gross unrealized depreciation	(125,475)	(123,959)

Net unrealized appreciation	$441,705	$568,287

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

GA Disciplined Volatility Equity invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

GA Disciplined Volatility Equity	Period from 11/30/18 (a) to 10/31/19
	Shares	Amount
Institutional
Shares sold	6,925	$71,073
Shares issued in reinvestment of distributions	24	267
Shares redeemed	(4,010)	(44,089)

Net increase	2,939	$27,251

	Year Ended 10/31/19		Year Ended 10/31/18
			Shares	Amount
Class K(b)
Shares sold	48	$478	2,830	$28,987
Shares issued in reinvestment of distributions	6,333	69,789	—	—
Shares redeemed	(3,308)	(32,781)	(837)	(8,661)

Net increase	3,073	$37,486	1,993	$20,326

Total Net Increase	6,012	$64,737	1,993	$20,326

GA Dynamic Equity	Period from 11/30/18 (a) to 10/31/19
Institutional
Shares sold	6,927	$69,332
Shares issued in reinvestment of distributions	19	205
Shares redeemed	(3,872)	(41,297)

Net increase	3,074	$28,240

	Year Ended 10/31/19		Year Ended 10/31/18
Class K(b)
Shares sold	124	$1,224	2,744	$30,892
Shares issued in reinvestment of distributions	5,064	53,777	—	—
Shares redeemed	(3,264)	(31,222)	(679)	(7,736)

Net increase	1,924	$23,779	2,065	$23,156

Total Net Increase	4,998	$52,019	2,065	$23,156

(a)	Commencement of operations.
(b)	On November 30, 2018, all issued and outstanding shares of each Fund were redesignated as Class K Shares.

As of October 31, 2019, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

	Institutional	Class K
GA Disciplined Volatility Equity	1,964	506,333
GA Dynamic Equity	1,957	505,064

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund and the Board of Trustees of Managed Account Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund (formerly, BlackRock GA Enhanced Equity Fund) of Managed Account Series (the “Funds”), including the schedules of investments as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from June 1, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from June 1, 2017 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended October 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	GA Disciplined Volatility Equity	GA Dynamic Equity
Qualified Dividend Income for Individuals	12/20/18	90.49%	70.22%
Dividends Qualifying for the Dividend Received Deduction for Corporations	12/20/18	25.56	57.30
Qualified Short-Term Capital Gains(a)	12/20/18	—	100.00

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Managed Account Series (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock GA Disciplined Volatility Equity Fund (“Disciplined Volatility Equity Fund”) and BlackRock GA Dynamic Equity Fund (“Dynamic Equity Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	39

Disclosure of Investment Advisory Agreement  (continued)

and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of each Fund. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the performance of each Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-year and since-inception periods reported, Disciplined Volatility Equity Fund underperformed its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period. The Board was informed that, among other things, detractors from performance included an overweight allocation to Europe including Netherlands and France, and security selection within the U.K. and the U.S. From a sector perspective, security selection within industrials, consumer discretionary, consumer staples, materials, communication services and real estate weighed on returns. An overweight allocation to materials also detracted from performance.

The Board noted that for the one-year and since-inception periods reported, Dynamic Equity Fund underperformed its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period. The Board was informed that, among other things, detractors from performance included an overweight allocation to Japan and an underweight allocation to the U.S. Security selection within Japan and the U.S. also hindered performance. From a sector perspective, security selection in consumer discretionary, healthcare, information technology, and financials weighed on returns.

The Board and BlackRock discussed BlackRock’s strategy for improving each Fund’s investment performance. Discussions covered topics such as performance attribution, each Fund’s investment personnel, and the resources appropriate to support each Fund’s investment processes.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that, with respect to each Fund, the contractual management fee rate ranked in the first quartile, and the actual management fee rate and total expense ratio of each Fund ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the applicable Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the pertinent Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the applicable Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	41

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 181 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 181 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 181 Portfolios	None
Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 181 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 181 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 181 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 181 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 181 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	37 RICs consisting of 181 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 181 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 181 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 181 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 181 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 291 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 292 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 537-4942.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	45

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 537-4942; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 537-4942 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

TWD	Taiwan New Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

NVDR	Non-voting Depository Receipts

PCL	Public Company Limited

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

ADDITIONAL INFORMATION	47

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MASGA-10/19-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty Robert M. Hernandez Henry R. Keizer Kenneth L. Urish Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Equity Fund	$41,004	$39,780	$4,000	$0	$22,100	$20,000	$0	$0
Black Rock GA Dynamic Equity Fund	$42,024	$40,800	$4,000	$0	$22,100	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Fund	$26,100	$20,000
BlackRock GA Dynamic Equity Fund	$26,100	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date:	January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date:	January 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date:	January 3, 2020